EXHIBIT 13.1
Certification
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Dragon Bright Mintai Botanical Technology (Cayman) Limited (the “Company”), does hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2011 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 27, 2012

By:	/S/ Anita Lai Lai Ho
	Name:	Anita Lai Lai Ho
	Title:	Chief Executive Officer and Director

By:	/S/ Dominick Mark
	Name:	Dominick Mark
	Title:	Interim Chief Financial Officer